Exhibit 99.3
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(Presenting Sun City Cardiac Center Associates as a Discontinued Operation for Each Period Presented)
(In thousands, except per share data)
(Unaudited)

	Fiscal Year	Fiscal Year
	Ended	Ended
	September 30,	September 30,
	2008	2007

Net revenue	$591,335	$636,526
Operating expenses:
Personnel expense	197,850	205,567
Medical supplies expense	161,880	166,641
Bad debt expense	43,671	51,318
Other operating expenses	118,102	127,915
Pre-opening expenses	786	555
Depreciation	30,041	30,950
Amortization	84	154
Loss on disposal of property, equipment and other assets	248	1,447

Total operating expenses	552,662	584,547

Income from operations	38,673	51,979
Other (income) expenses:
Interest expense	14,300	22,055
Loss on early extinguishment of debt	—	9,931
Interest and other income	(2,029)	(7,792)
Equity in net earnings of unconsolidated affiliates	(7,891)	(5,739)

Total other expenses, net	4,380	18,455

Income from continuing operations before minority interest, income taxes and discontinued operations	34,293	33,524
Minority interest share of earnings of consolidated subsidiaries	12,546	10,462

Income from continuing operations before income taxes and discontinued operations	21,747	23,062
Income tax expense	9,374	10,331

Income from continuing operations	12,373	12,731
Income (loss) from discontinued operations	8,617	(1,204)

Net income	$20,990	$11,527

Earnings per share, basic
Continuing operations	$0.62	$0.61
Discontinued operations	0.43	(0.05)

Earnings per share, basic	$1.05	$0.56

Earnings per share, diluted
Continuing operations	$0.61	$0.59
Discontinued operations	0.43	(0.05)

Earnings per share, diluted	$1.04	$0.54

Weighted average number of shares, basic	19,996	20,872
Dilutive effect of stock options and restricted stock	73	639

Weighted average number of shares, diluted	20,069	21,511

Exhibit 99.3
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(Presenting Sun City Cardiac Center Associates as a Discontinued Operation for Each Period Presented)
(In thousands, except per share data)
(Unaudited)

					Fiscal Year
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Ended	Quarter Ended	Quarter Ended	Quarter Ended
	December 31,	March 31,	June 30,	September 30,	September 30,	December 31,	March 31,	June 30,
	2007	2008	2008	2008	2008	2008	2009	2009

Net revenue	$143,659	$150,953	$151,281	$145,442	$591,335	$150,176	$155,613	$148,080
Operating expenses:
Personnel expense	49,912	48,681	50,061	49,196	197,850	50,169	51,653	50,424
Medical supplies expense	37,738	40,646	41,661	41,835	161,880	41,642	42,588	43,885
Bad debt expense	11,284	10,331	10,228	11,828	43,671	11,429	10,578	12,538
Other operating expenses	28,646	29,999	28,889	30,568	118,102	31,833	31,965	31,182
Pre-opening expenses	248	245	150	143	786	207	380	754
Depreciation	7,300	7,649	7,469	7,623	30,041	7,801	7,535	7,828
Amortization	8	16	30	30	84	30	91	111
Loss (gain) on disposal of property, equipment and other assets	28	138	225	(143)	248	73	91	(26)

Total operating expenses	135,164	137,705	138,713	141,080	552,662	143,184	144,881	146,696

Income from operations	8,495	13,248	12,568	4,362	38,673	6,992	10,732	1,384
Other (income) expenses:
Interest expense	3,932	3,864	3,862	2,642	14,300	2,857	1,338	1,151
Loss (gain) on early extinguishment of debt	—	—	—	—	—	6,961	(259)	—
Interest and other income	(1,159)	(486)	(284)	(100)	(2,029)	(101)	(73)	(53)
Equity in net earnings of unconsolidated affiliates	(2,025)	(2,181)	(2,636)	(1,049)	(7,891)	(2,065)	(2,714)	(2,265)

Total other (income) expenses, net	748	1,197	942	1,493	4,380	7,652	(1,708)	(1,167)

Income (loss) from continuing operations before minority interest, income taxes and discontinued operations	7,747	12,051	11,626	2,869	34,293	(660)	12,440	2,551
Minority interest share of earnings of consolidated subsidiaries	3,670	4,122	3,573	1,181	12,546	2,363	4,197	1,896

Income (loss) from continuing operations before income taxes and discontinued operations	4,077	7,929	8,053	1,688	21,747	(3,023)	8,243	655
Income tax expense (benefit)	2,006	2,659	3,176	1,533	9,374	(1,108)	3,153	349

Income (loss) from continuing operations	2,071	5,270	4,877	155	12,373	(1,915)	5,090	306
Income from discontinued operations	993	415	6,895	314	8,617	4,161	492	190

Net income	$3,064	$5,685	$11,772	$469	$20,990	$2,246	$5,582	$496

Earnings (loss) per share, basic Continuing operations	$0.09	$0.27	$0.25	$0.01	$0.62	$(0.10)	$0.26	$0.02
Discontinued operations	0.05	0.02	0.35	0.01	0.43	0.21	0.02	0.01

Earnings (loss) per share, basic	$0.14	$0.29	$0.60	$0.02	$1.05	$0.11	$0.28	$0.03

Earnings (loss) per share, diluted Continuing operations	$0.09	$0.26	$0.25	$0.01	$0.61	$(0.10)	$0.26	$0.02
Discontinued operations	0.04	0.03	0.35	0.01	0.43	0.21	0.02	0.01

Earnings (loss) per share, diluted	$0.13	$0.29	$0.60	$0.02	$1.04	$0.11	$0.28	$0.03

Weighted average number of shares, basic	21,028	19,841	19,524	19,590	19,996	19,733	19,664	19,599
Dilutive effect of stock options and restricted stock	263	121	107	65	73	—	26	—

Weighted average number of shares, diluted	21,291	19,962	19,631	19,655	20,069	19,733	19,690	19,599